United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): March 30, 2012

Fidelity National Information Services, Inc.

(Exact name of registrant as specified in its charter)

Georgia	001-16427	37-1490331
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

601 Riverside Avenue

Jacksonville, Florida 32204

(Addresses of principal executive offices)

(904) 438-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

Third Amendment and Restatement of Credit Agreement; Creation of Term A-3 Loans and 2017 Revolving Credit Commitments Thereunder; Reduction of the Existing Term A-2 Loans and the Existing Term B Loan Thereunder; and Termination of the Existing 2014 Revolving Credit Commitments Thereunder.

On March 30, 2012, Fidelity National Information Services, Inc. (“FIS”), the other financial institutions party thereto as Lenders and JPMorgan Chase Bank, N.A. (the “Administrative Agent”), as Administrative Agent, entered into a Third Amendment and Restatement Agreement dated as of March 30, 2012 (the “Amendment Agreement”). Under the Amendment Agreement, the Amended and Restated Credit Agreement dated as of January 18, 2007 (as amended and restated as of June 29, 2010, supplemented by the Joinder Agreement dated as of July 16, 2010, and further amended and restated as of December 19, 2011), among FIS and certain subsidiaries of FIS party thereto from time to time, as borrowers, the Administrative Agent, and certain other parties thereto (as amended and supplemented through December 19, 2011, the “Existing Credit Agreement”), was further amended and restated in the form of that certain Third Amended and Restated Credit Agreement dated as of March 30, 2012 (as supplemented, amended and restated through March 30, 2012, the “Restated Credit Agreement”).

The Amendment Agreement amends the Existing Credit Agreement to: (i) create a new tranche of term loans maturing on March 30, 2017, (the “Term A-3 Loans”); (ii) create a new tranche of revolving credit loans maturing on March 30, 2017 (the “2017 Revolving Credit Commitments”); (iii) provide a mechanism by which lenders holding any of the existing term loans maturing on July 18, 2014 (the “Term A-2 Loans”) may extend some or all of their holdings thereof to become part of the Term A-3 Loans; (iv) provide a mechanism by which lenders having any of the existing revolving credit commitments maturing on July 18, 2014 (the “2014 Revolving Credit Commitments”) may convert some or all of their commitments thereto to the 2017 Revolving Credit Commitments; (v) provide that the security interests in the property of FIS and its subsidiaries that is currently pledged to secure all of the loans and commitments under the Restated Credit Agreement will be released while FIS maintains certain credit and debt ratings from ratings agencies as specified in the Restated Credit Agreement, so long as the Term A-2 Loans and the existing term loans maturing on July 18, 2016 (the “Term B Loans”) are repaid in full on or prior to such release of security interests; and (vi) make certain other revisions to the Existing Credit Agreement.

Both the Term A-3 Loans and the 2017 Revolving Credit Commitments bear interest at a rate that varies according to a ratings-based pricing grid, with pricing based from time to time at the election of FIS on either a Eurocurrency Rate plus an applicable margin ranging from 1.5% to 2.25% or a Base Rate plus an applicable margin ranging from 0.5% to 1.25%. In addition, the 2017 Revolving Credit Commitments are subject to a commitment fee on the unused portion of such commitments based on a ratings-based pricing grid, with such fee ranging from 0.25% to 0.40% of the unused portion of the 2017 Revolving Credit Commitments. The Term A-3 Loans requires principal amortization payments on a quarterly basis, at amounts which increase over time, initially beginning at 1.25% of the March 30, 2012 principal balance of the Term A-3 Loans and rising to 5.0% of the March 30, 2012 principal balance of the Term A-3 Loans, with an aggregate of 52.5% of the March 30, 2012 principal balance of the Term A-3 Loans required to be repaid through quarterly principal amortization payments prior to the maturity date of the Term A-3 Loans.

Pursuant to the Amendment Agreement, on March 30, 2012: (i) an aggregate of $1,547.2 million in principal amount of the Term A-2 Loans held by certain of the lenders under the Restated Credit Agreement were converted into Term A-3 Loans under the Restated Credit Agreement; and (ii) an aggregate of $916.6 million of 2014 Revolving Credit Commitments held by certain of the lenders under the Restated Credit Agreement were converted into 2017 Revolving Credit Commitments under the Restated Credit Agreement.

In connection with the Restated Credit Agreement, on March 30, 2012, FIS, the other financial institutions party thereto as lenders (the “Joinder Lenders”), and the Administrative Agent entered into a Commitment Increase and Joinder Agreement, dated as of March 30, 2012 (the “Joinder Agreement”). Under the Joinder Agreement, the Joinder Lenders agreed to make available to FIS under the Restated Credit Agreement on March 30, 2012 (a) a total of $233.4 million in additional commitments under the 2017 Revolving Credit Commitments; and (b) a total of $552.8 million in principal of additional Term A-3 Loans.

On March 30, 2012, using the proceeds of the Term A-3 Loans and initial borrowings under the 2017 Revolving Credit Commitments: (i) FIS prepaid $232.8 million in principal amount of the Term A-2 Loans and $200.0 million in principal amount of the Term B Loans; and (ii) FIS prepaid the entire remaining principal balance of the 2014 Revolving Credit Commitments and terminated the 2014 Revolving Credit Commitments.

On March 30, 2012, after giving effect to the transactions occurring under the Amendment Agreement, the Restated Credit Agreement and the Joinder Agreement, and the prepayment of the Term A-2 Loans and the prepayment and termination of the 2014 Revolving Credit Commitments, the aggregate amount of funded loans and available commitments under the Restated Credit Agreement is $3,700.0 million consisting of: (a) an aggregate outstanding principal amount of Term A-2 Loans of $250.0 million; (b) an aggregate outstanding principal amount of Term B Loans of $200.0 million; (c) an aggregate outstanding principal amount of Term A-3 Loans of $2,100.0 million; and (d) an aggregate amount of 2017 Revolving Credit Commitments of $1,150.0 million.

The foregoing descriptions of the Amendment Agreement, the Restated Credit Agreement and the Joinder Agreement are qualified in their entirety by reference to the actual terms of such documents, copies of which are attached as Exhibits 10.1 (with respect to the Amendment Agreement and, through its Annex A, the Restated Credit Agreement) and 10.2 (with respect to the Joinder Agreement) to this report and are incorporated by reference into this Item 1.01.

Item 2.03      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 under the heading “Third Amendment and Restatement of Credit Agreement; Creation of Term A-3 Loans and 2017 Revolving Credit Commitments Thereunder; Reduction of the Existing Term A-2 Loans and the Existing Term B Loan Thereunder; and Termination of the Existing 2014 Revolving Credit Commitments Thereunder” is incorporated by reference into this Item 2.03.

Item 8.01      Other Events.

On March 30, 2012, FIS issued a press release announcing that it has closed the amendment and restatement of the Restated Credit Agreement.

FIS is using the proceeds of the Term A-3 Loans and any initial proceeds of the 2017 Revolving Credit Commitments: (a) to repay in part the existing Term B Loans and the existing Term A-2 Loans, (b) to repay in full all remaining loans outstanding under the 2014 Revolving Credit Commitments (and terminate the 2014 Revolving Credit Commitments); and (c) to pay fees and expenses.

A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.      Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

10.1	Third Amendment and Restatement Agreement, dated as of March 30, 2012, by and among FIS, each lender party thereto and the Administrative Agent, together with its Schedules, Exhibits and Annex, including the Third Amended and Restated Credit Agreement dated as of March 30, 2012.

10.2	Commitment Increase and Joinder Agreement, dated as of March 30, 2012, by and among FIS, the respective lenders party thereto, and the Administrative Agent, JPMorgan Chase Bank, N.A., as Swing Line Lender and L/C Issuer, and Bank of America, N.A., and Wells Fargo Bank, National Association, as Swing Line Lenders.

99.1	Press Release dated March 30, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fidelity National Information Services, Inc.

Date: March 30, 2012	By:	/s/ Michael L. Gravelle
Name: Michael L. Gravelle
Title: Corporate Executive Vice President, Chief Legal Officer, and Corporate Secretary

EXHIBIT INDEX

Exhibit	Description

10.1	Third Amendment and Restatement Agreement, dated as of March 30, 2012, by and among FIS, each lender party thereto and the Administrative Agent, together with its Schedules, Exhibits and Annex, including the Third Amended and Restated Credit Agreement dated as of March 30, 2012.

10.2	Commitment Increase and Joinder Agreement, dated as of March 30, 2012, by and among FIS, the respective lenders party thereto, and the Administrative Agent, JPMorgan Chase Bank, N.A., as Swing Line Lender and L/C Issuer, and Bank of America, N.A., and Wells Fargo Bank, National Association, as Swing Line Lenders.

99.1	Press Release dated March 30, 2012.